UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-02796)

Exact name of registrant as specified in charter:	Putnam High Yield Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2016

Date of reporting period :	September 1, 2015 — August 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PHIGX

Putnam High Yield Trust

Annual report 8|31|16

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
High Yield
Trust

Annual report
8 | 31 | 16

Message from the Trustees	1

About the fund	2

Interview with your fund’s portfolio manager	4

Performance snapshot	4

Your fund’s performance	11

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Important notice regarding Putnam’s privacy policy	18

Trustee approval of management contract	19

Financial statements	24

Federal tax information	70

About the Trustees	71

Officers	73

Consider these risks before investing: Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer term bonds, and credit risk is generally greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Over the past several months, multiple headwinds have tested the mettle of the U.S. stock market as it ascended to record highs. At the same time, international financial markets have weathered myriad macroeconomic challenges. We acknowledge that bouts of volatility can be challenging for investors, but the lesson, we believe, is to stay invested and maintain a diversified portfolio despite short-term fluctuations.

In the United States, many analysts believe that we are close to full employment, and the threat of a recession, which was a concern earlier this year, appears to have diminished. Overseas, stock markets are also near all-time highs, but we believe growth prospects are positive for many countries, as central banks remain accommodative.

All market environments present challenges, which is why we favor active strategies based on fundamental research like the investment approach practiced at Putnam. Backed by a network of global analysts, Putnam portfolio managers bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended August 31, 2016, as well as an outlook for the coming months.

As always, we believe it is important to consult regularly with your financial advisor, who can help you to determine whether your portfolio remains aligned with your long-term goals, time horizon, and tolerance for risk.

Thank you for investing with Putnam.

# Putnam High Yield Trust

# An attractive complement to stocks and Treasuries

High-yield bonds have a number of features that can make them a compelling addition to a variety of portfolios. For one, high-yield bonds can be an attractive supplement — or even alternative — to equities. Since the start of the "lost decade" in 2000, high-yield bonds have outpaced stocks by a significant margin, and they've done so with a fraction of the volatility. For investors concerned about the risk entailed in today's equity markets, high-yield bonds may be worth considering.

## The fund's managers each have more than 30 years of investment experience

Featured
from left to right:

**Paul D. Scanlon, CFA**
*(industry since 1986)*

**Norman P. Boucher**
*(industry since 1985)*

**Robert L. Salvin**
*(industry since 1986)*

## Since 2000, high-yield bonds have delivered almost twice the average annual return of equities, and have done so with nearly 40% less volatility.

| 2000–2015 | Stocks | High-yield bonds |
|---|---|---|
| Average annualized return | 4.06% | 6.95% |
| Standard deviation | 15.09% | 9.05% |

80%
60
40
20
0
-20
-40
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

Sources: S&P, JPMorgan, as of 12/31/15. Stocks are represented by the S&P 500 Index. High-yield bonds are represented by the JPMorgan Developed High Yield Index. Standard deviation measures how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio. Past performance does not indicate future results. You cannot invest directly in an index.

Unlike stocks, bonds are subject to interest-rate risk, which means the prices of the fund's bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative.

## High-yield bonds can help diversify a Treasury-oriented portfolio

High-yield bonds can also complement a portfolio geared toward Treasuries, the prices of which tend to move in the opposite direction of interest rates. High-yield bonds generally trade based on investors' perceptions of the health of the underlying corporate issuer, rather than rates alone.

Diversification does not assure a profit or protect against loss. It is possible to lose money in a diversified portfolio.

2 High Yield Trust

High Yield Trust 3

Interview with your fund’s portfolio manager

Paul, what was the market environment like for high-yield bonds during the 12 months ended August 31, 2016?

The early months of the period were volatile, as falling oil prices and mounting fears of an economic slowdown in China weighed on credit markets generally, including high-yield bonds. High-yield credit spreads — the yield advantage high-yield bonds offered over comparable-maturity U.S. Treasuries — rose significantly, as investors demanded greater compensation for risk that spread beyond the already punished energy and metals & mining sectors. Global economic concerns and heightened volatility overshadowed generally stable fundamentals in many industries.

Market turbulence reached a peak on February 11, after which high-yield bonds began to benefit from incremental improvements across a broad range of global issues. Oil and other commodity prices rallied, easing concerns in the energy and metals & mining groups. China’s central bank eased concerns by implementing additional stimulus measures, and improving U.S. economic data helped allay fears that global economic

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

4 High Yield Trust

developments would stall the U.S. expansion. The Federal Reserve backed away from its earlier statements, saying that it would take a gradual approach toward raising interest rates, based on a variety of U.S. and global economic factors.

The market upturn accelerated considerably in March and April — the largest consecutive-month advance for the asset class since 2009 — as demand for risk assets continued to improve and credit spreads tightened. And the rally continued in May amid a six-month high for oil prices and a jump in stock prices later in the month.

The rally was briefly disrupted in late June, as the so-called “Brexit” referendum vote by the United Kingdom to exit the European Union surprised investors and reverberated throughout global markets. However, as investors reassessed Brexit in the days immediately following the vote, concluding that its impact outside of Britain would likely be limited, credit-sensitive securities moved higher once again.

Reflecting a more favorable environment for riskier assets during the period’s second half, lower-quality bonds generated the best relative performance within the fund’s benchmark. From a sector/industry perspective, metals & mining bounced back strongly and was the top-performing group in the index. Telecommunications, gaming, lodging & leisure, and technology also outperformed, posting sizable double-digit gains. By contrast, health care, transportation, energy, and broadcasting lagged on a relative basis.

The fund trailed its benchmark but outpaced the average return of its Lipper peer group. What factors had the greatest impact on relative performance?

Generally speaking, it was a challenging period for high-yield managers. This was true partly because the majority of managers had underweight exposure to the rallying metals/mining sector, as we also did. Lighter-than-benchmark allocations to energy and technology also hampered performance versus the benchmark.

In addition, the fund had a modest underweight in Caa-rated bonds, and this area of the market performed the best. Modest allocations to cash and floating-rate bank

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/16. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

High Yield Trust 5

debt also dampened relative performance in a rising market.

On the positive side, overweights in telecommunications and housing, along with strong security selection in industrials, aided the fund’s relative results.

Which holdings contributed to relative performance?

Oil and gas exploration and production company SM Energy was the top relative contributor, as the firm’s bonds rallied in step with rising energy prices.

Telecom services provider Windstream was another contributor. In June, Windstream completed a debt-for-equity exchange with its creditors that enabled the firm to reduce its outstanding debt by about $3.9 billion, thereby strengthening its balance sheet.

Mobile communications firm T-Mobile also helped on a relative basis. The company announced a new unlimited data plan and continued to take market share from competitors.

Which positions weren’t as productive?

Our investment in Chesapeake Energy was hurt by weak natural gas prices during the first half of the period. Since then, Chesapeake reduced its dividend and sold certain assets, helping to improve the firm’s liquidity.

Credit qualities are shown as a percentage of the fund’s net assets as of 8/31/16. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6 High Yield Trust

Bonds issued by satellite services provider Intelsat also worked against the fund’s relative return. The company experienced disappointing financial results in its government business unit. Intelsat also faced increased competition from the installation of fiber optic cable in some of its international markets. These factors pressured the firm’s operating margin.

The fund trimmed its dividend rate during the period. What factors led to that decision?

The fund had maintained a stable dividend since December 2013. However, from 2013 through the first half of 2015, there was a substantial amount of refinancing activity in the high-yield market. As a result, new securities were issued with lower coupons, or stated interest rates, replacing older bonds that had higher coupons. As these lower-coupon bonds were added to the fund, the total amount of income generated by the portfolio declined. Consequently, it became necessary to modestly reduce the fund’s monthly distribution rate, which we did in May 2016,

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 8/31/16. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

High Yield Trust 7

lowering it from $0.035 to $0.031 per class A share. Similar reductions were made to other share classes.

What is your outlook for the high-yield market over the coming months?

We evaluate the high-yield market on three levels: fundamentals, valuation, and “technicals,” or the balance of supply and demand. As of period-end, we thought the fundamental backdrop was constructive, while valuation and technicals were neutral.

Looking at fundamentals, we believe the U.S. economy may continue to grow at a moderate pace in the months ahead, and could provide a supportive backdrop for high-yield bonds.

High-yield default activity decreased in August 2016, registering a 17-month low in default volume and the fewest number of defaults since October 2015. The total default rate was 4.51% at period-end, but excluding the energy and metals & mining sectors, the default rate was a mere 0.53%. All told, we believe most high-yield issuers — excluding those in commodity-sensitive sectors — are in reasonably good shape from a credit perspective.

At period-end, we thought high-yield valuations were not as attractive as they were during the early months of the period. The

This chart shows how the fund’s credit quality has changed over the past six months. Credit qualities are shown as a percentage of the fund’s net assets. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

Data in the chart reflect a new calculation methodology put into effect within the past twelve months.

8 High Yield Trust

benchmark’s yield spread had tightened considerably and the median bond price had moved closer to par, or face value. Although valuations were less compelling, we believed spreads remained fair on the heels of generally favorable fundamental conditions.

As for technicals, new issuance of high-yield bonds rose during the second half of the period, reflecting, in our view, greater comfort with current marketplace dynamics. Industry-wide high-yield bond fund inflows also increased, totaling $10 billion year to date in 2016.

Overall, against the backdrop of low, and in some cases negative, yields we think high-yield bonds still offer relative value.

How do you plan to position the fund in light of this outlook?

Overall, we plan to maintain broad diversification across market sectors. At period-end, the majority of the fund’s holdings were in split Ba-rated or B-rated bonds, which occupy the middle tier of high-yield credit quality. From a sector/industry perspective, we favored gaming, lodging & leisure, housing, and telecommunications. Conversely, the fund was underweight in energy, technology, services, food and beverages, and metals & mining.

We modestly increased our allocation to bank debt to about 6% of the portfolio. Many corporations issue both bank loans and high-yield bonds. Bank loans are secured by the issuer’s assets, giving loans a senior position in the firm’s capital structure, whereas high-yield bonds are usually unsecured. This means that in the event of bankruptcy, bank-loan investors will typically be paid back before bondholders, if any assets remain available for distribution. Given that the market appears to be in a later stage of the credit cycle, we think holding securities that are more senior in an issuer’s capital structure is prudent. Moreover, loans have underperformed high-yield bonds thus far in 2016, so we think their relative valuation is attractive. And, if interest rates begin to move higher, we believe bank loans could benefit from renewed retail investor demand, since loan coupons — their stated interest rates — may begin to adjust higher.

Lastly, we plan to hold a slightly higher-than-normal cash allocation in the portfolio to provide a cushion against bouts of market volatility, as well as any disruptions in the market’s supply/demand environment.

Thanks for your time and for bringing us up to date, Paul.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Paul D. Scanlon is Co-Head of Fixed Income at Putnam. He has an M.B.A. from The University of Chicago Booth School of Business and a B.A. from Colgate University. Paul joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norman P. Boucher and Robert L. Salvin.

High Yield Trust 9

IN THE NEWS

In what President Barack Obama called a “turning point for the world,” the United States and China in early September ratified the Paris agreement to curb climate-warming emissions. China is the largest emitter of greenhouse gasses, followed by the United States, with both countries accounting for an estimated 40% of the world’s man-made CO2 emissions. The pact, which could take effect as early as the end of 2016, could be a boon for “green” industries, including companies that make wind turbines, solar panels, and electric cars, as well as those that specialize in energy-efficient buildings and carbon-capture technologies. China was motivated to join the pact for various reasons. For instance, many of the country’s large cities are choked with severe pollution, which threatens China’s political stability. In addition, China is the leading manufacturer of wind and solar technologies. Meanwhile, in the United States, the coal industry would likely be hard hit by the enactment of the Paris agreement as efforts are made to reduce CO2 emissions. The burning of coal is the largest single source of greenhouse gas emissions. In an interview with The New York Times, President Obama said that it is society’s responsibility to ensure that the coal-mine workers and others affected by the agreement are retrained to “build wind turbines and install solar panels.”

10 High Yield Trust

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2016, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/16

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/14/78)		(3/1/93)		(3/19/02)		(7/3/95)		(1/21/03)	(12/31/98)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	8.44%	8.33%	8.21%	8.21%	7.62%	7.62%	8.09%	7.99%	8.14%	8.55%

10 years	90.23	82.62	79.56	79.56	76.32	76.32	85.45	79.42	83.85	94.08
Annual average	6.64	6.21	6.03	6.03	5.84	5.84	6.37	6.02	6.28	6.86

5 years	37.69	32.18	32.63	30.63	32.62	32.62	35.97	31.55	36.14	39.41
Annual average	6.61	5.74	5.81	5.49	5.81	5.81	6.34	5.64	6.36	6.87

3 years	13.50	8.96	11.11	8.22	11.08	11.08	12.78	9.11	12.79	14.49
Annual average	4.31	2.90	3.58	2.67	3.56	3.56	4.09	2.95	4.09	4.61

1 year	6.89	2.61	6.10	1.10	6.15	5.15	6.73	3.26	6.68	7.18

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

High Yield Trust 11

Comparative index returns For periods ended 8/31/16

	JPMorgan Developed High	Lipper High Yield Funds
	Yield Index	category average*

Annual average (life of fund)	—†	8.22%

10 years	116.31%	83.94
Annual average	8.02	6.25

5 years	44.73	35.43
Annual average	7.67	6.22

3 years	17.08	12.37
Annual average	5.40	3.94

1 year	9.07	6.12

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 8/31/16, there were 660, 552, 437, 293, and 9 funds, respectively, in this Lipper category.

† The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $17,956 and $17,632, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $17,942. A $10,000 investment in the fund’s class R and Y shares would have been valued at $18,385 and $19,408, respectively.

12 High Yield Trust

Fund price and distribution information For the 12-month period ended 8/31/16

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.404		$0.350	$0.350	$0.386		$0.389	$0.422

Capital gains	—		—	—	—		—	—

Total	$0.404		$0.350	$0.350	$0.386		$0.389	$0.422

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/15	$7.52	$7.83	$7.51	$7.45	$7.55	$7.80	$7.36	$7.36

8/31/16	7.60	7.92	7.59	7.53	7.64	7.90	7.43	7.43

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1]	4.89%	4.70%	4.11%	4.14%	4.55%	4.41%	4.68%	5.33%

Current 30-day SEC yield [2]	N/A	4.54	3.99	3.97	N/A	4.33	4.48	4.98

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/16

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/14/78)		(3/1/93)		(3/19/02)		(7/3/95)		(1/21/03)	(12/31/98)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	8.44%	8.33%	8.21%	8.21%	7.62%	7.62%	8.09%	7.99%	8.14%	8.54%

10 years	89.12	81.56	78.48	78.48	75.29	75.29	84.37	78.37	82.79	92.96
Annual average	6.58	6.15	5.96	5.96	5.77	5.77	6.31	5.96	6.22	6.79

5 years	44.60	38.82	39.31	37.31	39.13	39.13	42.96	38.32	42.92	46.33
Annual average	7.66	6.78	6.85	6.55	6.83	6.83	7.41	6.70	7.40	7.91

3 years	13.12	8.59	10.59	7.71	10.55	10.55	12.26	8.61	12.27	13.80
Annual average	4.19	2.79	3.41	2.51	3.40	3.40	3.93	2.79	3.93	4.40

1 year	10.63	6.21	9.83	4.83	9.76	8.76	10.46	6.87	10.37	10.87

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

High Yield Trust 13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 8/31/15	1.00%	1.75%	1.75%	1.25%	1.25%	0.75%

Annualized expense ratio for
the six-month period ended
8/31/16*	1.03%	1.78%	1.78%	1.28%	1.28%	0.78%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 3/1/16 to 8/31/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.55	$9.57	$9.57	$6.89	$6.89	$4.20

Ending value (after expenses)	$1,142.50	$1,138.70	$1,138.20	$1,140.40	$1,141.50	$1,144.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14 High Yield Trust

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 8/31/16, use the following calculation method. To find the value of your investment on 3/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.23	$9.02	$9.02	$6.50	$6.50	$3.96

Ending value (after expenses)	$1,019.96	$1,016.19	$1,016.19	$1,018.70	$1,018.70	$1,021.22

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

High Yield Trust 15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value

16 High Yield Trust

relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2016, Putnam employees had approximately $495,000,000 and the Trustees had approximately $132,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

High Yield Trust 17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18 High Yield Trust

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2016. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the

High Yield Trust 19

fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2015. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes,

20 High Yield Trust

brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2015. Putnam Management has agreed to maintain these expense limitations until at least December 30, 2017 and to reduce the contractual expense limitation on investor servicing fees and expenses from 32 basis points to 25 basis points effective September 1, 2016. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2015. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Lipper as of December 31, 2015 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across

High Yield Trust 21

different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U.S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper High Yield Funds) for the one-year, three-year and five-year periods ended December 31, 2015 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd

Three-year period	3rd

Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2015, there were 657, 532 and 432 funds, respectively, in your fund’s Lipper peer group. (When considering

22 High Yield Trust

performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

High Yield Trust 23

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24 High Yield Trust

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam High Yield Trust:

We have audited the accompanying statement of assets and liabilities of Putnam High Yield Trust (the fund), including the fund’s portfolio, as of August 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam High Yield Trust as of August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 7, 2016

High Yield Trust 25

The fund’s portfolio 8/31/16

CORPORATE BONDS AND NOTES (83.6%)*	Principal amount	Value

Advertising and marketing services (0.5%)
Lamar Media Corp. company guaranty sr. unsec. sub. notes
5.875%, 2/1/22	$1,815,000	$1,905,750

Lamar Media Corp. company guaranty sr. unsec. sub. notes
5.375%, 1/15/24	989,000	1,053,285

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.875%, 3/15/25	1,340,000	1,433,800

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	1,670,000	1,778,550

		6,171,385
Automotive (0.9%)
Fiat Chrysler Automobiles NV sr. unsec. unsub. notes 5.25%,
4/15/23 (Italy)	2,835,000	2,924,303

General Motors Co. sr. unsec. notes 6.25%, 10/2/43	1,750,000	2,097,533

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 3.20%, 7/6/21	1,585,000	1,610,881

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 3.45%, 4/10/22	1,585,000	1,615,649

Lear Corp. company guaranty sr. unsec. unsub. notes
5.375%, 3/15/24	690,000	740,025

Navistar International Corp. company guaranty sr. unsec. notes
8.25%, 11/1/21	1,395,000	1,143,900

		10,132,291
Broadcasting (2.2%)
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7.625%, 3/15/20	1,865,000	1,878,988

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6.50%, 11/15/22	3,395,000	3,556,263

Entercom Radio, LLC company guaranty sr. unsec. notes
10.50%, 12/1/19	1,205,000	1,260,731

iHeartCommunications, Inc. company guaranty sr. notes
9.00%, 12/15/19	2,740,000	2,215,975

LIN Television Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/22	748,000	791,010

Nexstar Escrow Corp. 144A company guaranty sr. unsec. notes
5.625%, 8/1/24	2,115,000	2,157,300

Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24	4,900,000	5,103,840

Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub.
notes 6.00%, 7/15/24	1,330,000	1,423,100

Townsquare Media, Inc. 144A company guaranty sr. unsec.
notes 6.50%, 4/1/23	1,240,000	1,249,300

Tribune Media Co. company guaranty sr. unsec. notes
5.875%, 7/15/22	2,305,000	2,356,863

Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	1,909,000	1,994,905

Univision Communications, Inc. 144A company guaranty sr.
unsec. notes 8.50%, 5/15/21	935,000	972,400

		24,960,675

26 High Yield Trust

CORPORATE BONDS AND NOTES (83.6%)* cont.	Principal amount	Value

Building materials (0.9%)
Masonite International Corp. 144A company guaranty sr. unsec.
notes 5.625%, 3/15/23	$2,458,000	$2,605,480

Nortek, Inc. company guaranty sr. unsec. sub. notes
8.50%, 4/15/21	3,518,000	3,685,105

Standard Industries, Inc. 144A sr. unsec. notes 6.00%, 10/15/25	1,460,000	1,600,525

Standard Industries, Inc. 144A sr. unsec. notes
5.375%, 11/15/24	2,030,000	2,159,413

Standard Industries, Inc./NJ 144A sr. unsec. notes
5.125%, 2/15/21	280,000	295,750

		10,346,273
Cable television (5.4%)
Altice SA 144A company guaranty sr. unsec. notes 7.75%,
5/15/22 (Luxembourg)	3,995,000	4,239,694

Altice SA 144A company guaranty sr. unsec. notes 7.625%,
2/15/25 (Luxembourg)	1,635,000	1,684,050

Cablevision Systems Corp. sr. unsec. unsub. notes
8.625%, 9/15/17	737,000	783,247

Cablevision Systems Corp. sr. unsec. unsub. notes
7.75%, 4/15/18	903,000	963,953

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6.625%, 1/31/22	1,585,000	1,668,213

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5.25%, 9/30/22	3,328,000	3,494,400

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	1,345,000	1,424,019

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5.875%, 4/1/24	3,843,000	4,131,225

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	634,000	678,380

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 5/1/23	3,200,000	3,367,008

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	3,980,000	4,014,825

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	2,080,000	2,103,400

CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	4,905,000	4,773,154

CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	750,000	803,438

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	1,750,000	1,725,938

Neptune Finco Corp. 144A sr. unsec. unsub. notes
10.875%, 10/15/25	1,670,000	1,958,075

Neptune Finco Corp. 144A sr. unsec. unsub. notes
10.125%, 1/15/23	2,175,000	2,483,578

SFR Group SA 144A company guaranty sr. notes 7.375%,
5/1/26 (France)	2,275,000	2,348,938

SFR Group SA 144A company guaranty sr. notes 6.00%,
5/15/22 (France)	4,570,000	4,638,550

Numericable-SFR SA 144A sr. bonds 6.25%, 5/15/24 (France)	3,440,000	3,483,000

Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)	460,000	485,875

High Yield Trust 27

CORPORATE BONDS AND NOTES (83.6%)* cont.	Principal amount		Value

Cable television cont.
SFR Group SA 144A company guaranty sr. notes 5.625%,
5/15/24 (France)	EUR	410,000	$484,482

Unitymedia GmbH 144A company guaranty sr. notes 6.125%,
1/15/25 (Germany)		$1,920,000	2,059,200

Videotron, Ltd. company guaranty sr. unsec. unsub. notes
5.00%, 7/15/22 (Canada)		2,930,000	3,076,500

Virgin Media Finance PLC 144A company guaranty sr. unsec.
notes 6.375%, 4/15/23 (United Kingdom)		1,265,000	1,344,063

Virgin Media Secured Finance PLC 144A sr. notes 5.375%,
4/15/21 (United Kingdom)		958,500	998,038

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. sub. notes 10.25%, 7/15/19		2,509,000	2,640,723

			61,855,966
Capital goods (7.2%)
Adient Global Holdings, Ltd. 144A company guaranty sr. unsec.
bonds 4.875%, 8/15/26 (Jersey)		2,000,000	2,027,500

Advanced Disposal Services, Inc. company guaranty sr. unsec.
notes 8.25%, 10/1/20		6,428,000	6,725,295

Amstead Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5.375%, 9/15/24		3,035,000	3,050,175

Amstead Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5.00%, 3/15/22		362,000	367,430

Ardagh Packaging Finance PLC/Ardagh Holdings USA,
Inc. 144A company guaranty sr. unsec. notes 7.25%,
5/15/24 (Ireland)		3,950,000	4,206,750

ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes
6.50%, 6/15/23 (Canada)		2,010,000	2,058,994

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5.50%, 9/1/22		605,000	630,713

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5.25%, 7/15/24		3,624,000	3,678,360

Berry Plastics Corp. company guaranty notes 6.00%, 10/15/22		865,000	916,900

Bombardier, Inc. 144A sr. unsec. unsub. notes 4.75%,
4/15/19 (Canada)		2,415,000	2,421,038

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20		3,493,000	3,842,300

Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26		935,000	1,051,875

DH Services Luxembourg Sarl 144A company guaranty sr.
unsec. sub. notes 7.75%, 12/15/20 (Luxembourg)		1,277,000	1,332,869

Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22		5,510,000	5,268,938

KLX, Inc. 144A company guaranty sr. unsec. notes
5.875%, 12/1/22		3,781,000	3,968,160

Legrand France SA sr. unsec. unsub. notes 8.50%,
2/15/25 (France)		3,362,000	4,629,444

Manitowoc Foodservice, Inc. 144A sr. unsec. notes
9.50%, 2/15/24		5,291,000	5,978,830

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/15/23		3,890,000	3,890,000

Moog, Inc. 144A company guaranty sr. unsec. notes
5.25%, 12/1/22		2,856,000	2,941,680

28 High Yield Trust

CORPORATE BONDS AND NOTES (83.6%)* cont.	Principal amount	Value

Capital goods cont.
Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25	$1,240,000	$1,302,000

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/22	2,630,000	2,754,925

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9.875%, 8/15/19	162,000	166,658

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 8.25%, 2/15/21 (New Zealand)	395,000	410,800

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu 144A company guaranty sr. unsec.
unsub. notes 7.00%, 7/15/24	1,943,000	2,081,439

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 12/15/24	1,538,000	1,637,970

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 7/15/26	590,000	607,700

Terex Corp. company guaranty sr. unsec. notes 6.00%, 5/15/21	982,000	1,012,442

TI Group Automotive Systems, LLC 144A sr. unsec. notes
8.75%, 7/15/23	3,930,000	4,097,025

TransDigm, Inc. company guaranty sr. unsec. sub. notes
7.50%, 7/15/21	500,000	530,313

TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 7/15/24	2,156,000	2,236,850

TransDigm, Inc. 144A company guaranty sr. unsec. sub. bonds
6.375%, 6/15/26	1,460,000	1,489,200

ZF North America Capital, Inc. 144A company guaranty sr.
unsec. unsub. notes 4.75%, 4/29/25	3,175,000	3,369,469

ZF North America Capital, Inc. 144A company guaranty sr.
unsec. unsub. notes 4.50%, 4/29/22	1,130,000	1,194,975

		81,879,017
Chemicals (3.2%)
A Schulman, Inc. 144A company guaranty sr. unsec. unsub.
notes 6.875%, 6/1/23	2,131,000	2,141,655

Axalta Coating Systems, LLC 144A company guaranty sr. unsec.
unsub. notes 4.875%, 8/15/24	1,770,000	1,845,225

Blue Cube Spinco, Inc. 144A company guaranty sr. unsec. notes
9.75%, 10/15/23	2,415,000	2,861,775

Celanese US Holdings, LLC company guaranty sr. unsec. notes
5.875%, 6/15/21 (Germany)	2,309,000	2,633,692

Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25	1,420,000	1,358,763

Chemours Co. (The) company guaranty sr. unsec. unsub. notes
6.625%, 5/15/23	1,705,000	1,636,800

Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	2,094,000	2,005,005

GCP Applied Technologies, Inc. 144A company guaranty sr.
unsec. notes 9.50%, 2/1/23	4,498,000	5,150,210

Huntsman International, LLC company guaranty sr. unsec. notes
5.125%, 11/15/22	1,480,000	1,528,100

Huntsman International, LLC company guaranty sr. unsec.
unsub. notes 4.875%, 11/15/20	1,775,000	1,841,563

High Yield Trust 29

CORPORATE BONDS AND NOTES (83.6%)* cont.	Principal amount	Value

Chemicals cont.
Kraton Polymers LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 10.50%, 4/15/23	$2,155,000	$2,402,825

Perstorp Holding AB 144A company guaranty sr. notes 8.75%,
5/15/17 (Sweden)	2,440,000	2,433,900

PQ Corp. 144A company guaranty sr. notes 6.75%, 11/15/22	650,000	689,813

Tronox Finance, LLC company guaranty sr. unsec. notes
6.375%, 8/15/20	430,000	389,150

Tronox Finance, LLC 144A company guaranty sr. unsec. notes
7.50%, 3/15/22	1,270,000	1,139,825

Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23	1,965,000	2,033,775

WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	3,842,000	4,149,360

		36,241,436
Commercial and consumer services (0.3%)
Mustang Merger Corp. 144A sr. unsec. notes 8.50%, 8/15/21	530,000	553,850

Sabre GLBL, Inc. 144A company guaranty sr. notes
5.375%, 4/15/23	2,675,000	2,765,281

		3,319,131
Construction (2.4%)
Beacon Roofing Supply, Inc. company guaranty sr. unsec.
unsub. notes 6.375%, 10/1/23	3,180,000	3,418,500

Builders FirstSource, Inc. 144A company guaranty sr. unsec.
notes 10.75%, 8/15/23	2,870,000	3,257,450

Builders FirstSource, Inc. 144A company guaranty sr. unsub.
notes 5.625%, 9/1/24	1,740,000	1,770,450

Cemex Finance, LLC 144A company guaranty sr. notes 9.375%,
10/12/22 (Mexico)	1,595,000	1,766,463

Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)	1,205,000	1,271,275

Cemex SAB de CV 144A company guaranty sr. notes 6.50%,
12/10/19 (Mexico)	675,000	722,250

Cemex SAB de CV 144A company guaranty sr. notes 6.125%,
5/5/25 (Mexico)	550,000	579,260

Cemex SAB de CV 144A company guaranty sr. sub. notes 5.70%,
1/11/25 (Mexico)	2,020,000	2,078,075

CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	935,000	953,700

HD Supply, Inc. company guaranty sr. unsec. sub. notes
7.50%, 7/15/20	1,806,000	1,880,498

HD Supply, Inc. 144A company guaranty sr. unsec. notes
5.75%, 4/15/24	1,105,000	1,176,825

U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	1,735,000	1,808,738

USG Corp. 144A company guaranty sr. unsec. notes
5.875%, 11/1/21	485,000	508,644

USG Corp. 144A company guaranty sr. unsec. notes
5.50%, 3/1/25	1,975,000	2,142,875

Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	3,911,000	3,598,120

		26,933,123

30 High Yield Trust

CORPORATE BONDS AND NOTES (83.6%)* cont.	Principal amount	Value

Consumer (0.3%)
Spectrum Brands, Inc. company guaranty sr. unsec. notes
5.75%, 7/15/25	$1,390,000	$1,506,413

Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6.625%, 11/15/22	140,000	149,800

Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6.375%, 11/15/20	175,000	181,781

Spectrum Brands, Inc. company guaranty sr. unsec. unsub.
notes 6.125%, 12/15/24	1,350,000	1,456,313

		3,294,307
Consumer staples (4.1%)
1011778 BC ULC/New Red Finance, Inc. 144A company
guaranty notes 6.00%, 4/1/22 (Canada)	3,850,000	4,028,063

1011778 BC ULC/New Red Finance, Inc. 144A company
guaranty sr. notes 4.625%, 1/15/22 (Canada)	990,000	1,023,413

Ashtead Capital, Inc. 144A company guaranty notes
6.50%, 7/15/22	2,345,000	2,473,975

Ashtead Capital, Inc. 144A company guaranty notes
5.625%, 10/1/24	1,630,000	1,713,538

BlueLine Rental Finance Corp. 144A notes 7.00%, 2/1/19	1,635,000	1,414,275

CEC Entertainment, Inc. company guaranty sr. unsec. sub. notes
8.00%, 2/15/22	3,305,000	3,305,000

Ceridian HCM Holding, Inc. 144A sr. unsec. notes
11.00%, 3/15/21	5,374,000	5,562,090

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6.00%, 5/1/22	2,576,000	2,988,160

Dean Foods Co. 144A company guaranty sr. unsec. notes
6.50%, 3/15/23	3,060,000	3,243,600

ESAL GmbH 144A company guaranty sr. unsec. notes 6.25%,
2/5/23 (Brazil)	1,845,000	1,872,675

JBS USA, LLC/JBS USA Finance, Inc. 144A company guaranty
sr. unsec. notes 7.25%, 6/1/21 (Brazil)	685,000	708,975

JBS USA, LLC/JBS USA Finance, Inc. 144A company guaranty
sr. unsec. notes 7.25%, 6/1/21 (Brazil)	589,000	609,615

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
8.25%, 2/1/20 (Brazil)	120,000	124,800

KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America,
LLC 144A company guaranty sr. unsec. notes 5.25%, 6/1/26	1,845,000	1,960,313

KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America,
LLC 144A company guaranty sr. unsec. notes 5.00%, 6/1/24	1,845,000	1,934,888

Landry’s Holdings II, Inc. 144A sr. unsec. notes 10.25%, 1/1/18	460,000	468,050

Pilgrim’s Pride Corp. 144A company guaranty sr. unsec. notes
5.75%, 3/15/25	1,160,000	1,197,700

Prestige Brands, Inc. 144A company guaranty sr. unsec. notes
5.375%, 12/15/21	2,015,000	2,088,044

Revlon Consumer Products Corp. company guaranty sr. unsec.
sub. notes 5.75%, 2/15/21	4,440,000	4,539,900

Revlon Escrow Corp. 144A sr. unsec. notes 6.25%, 8/1/24	1,024,000	1,064,960

Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23	3,081,000	3,326,186

High Yield Trust 31

CORPORATE BONDS AND NOTES (83.6%)* cont.	Principal amount	Value

Consumer staples cont.
Vander Intermediate Holding II Corp. 144A sr. unsec. notes
9.75%, 2/1/19 ‡‡	$570,437	$305,184

WhiteWave Foods Co. (The) company guaranty sr. unsec. notes
5.375%, 10/1/22	1,150,000	1,296,625

		47,250,029
Energy (9.6%)
Anadarko Petroleum Corp. sr. unsec. unsub. notes
5.55%, 3/15/26	1,200,000	1,327,273

Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23	1,145,000	1,147,863

Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22	1,385,000	1,367,688

Antero Resources Finance Corp. company guaranty sr. unsec.
sub. notes 5.375%, 11/1/21	1,365,000	1,366,706

Archrock Partners LP/Archrock Partners Finance Corp.
company guaranty sr. unsec. notes 6.00%, 10/1/22	1,988,000	1,838,900

Archrock Partners LP/Archrock Partners Finance Corp.
company guaranty sr. unsec. notes 6.00%, 4/1/21	415,000	389,063

Baytex Energy Corp. 144A company guaranty sr. unsec. sub.
notes 5.625%, 6/1/24 (Canada)	1,707,000	1,382,670

Baytex Energy Corp. 144A company guaranty sr. unsec. sub.
notes 5.125%, 6/1/21 (Canada)	255,000	212,925

California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	4,125,000	2,784,375

Cenovus Energy, Inc. sr. unsec. bonds 6.75%,
11/15/39 (Canada)	3,230,000	3,448,774

Cenovus Energy, Inc. sr. unsec. bonds 4.45%, 9/15/42 (Canada)	995,000	809,967

CHC Helicopter SA company guaranty sr. notes 9.25%,
10/15/20 (Canada) (In default) †	1,390,500	681,345

Chesapeake Energy Corp. 144A company guaranty notes
8.00%, 12/15/22	3,768,000	3,589,020

Concho Resources, Inc. company guaranty sr. unsec. notes
5.50%, 4/1/23	3,545,000	3,660,213

Continental Resources, Inc. company guaranty sr. unsec. notes
3.80%, 6/1/24	605,000	546,013

Continental Resources, Inc. company guaranty sr. unsec. sub.
notes 5.00%, 9/15/22	1,765,000	1,707,638

Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 4/15/23	1,580,000	1,489,150

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6.375%, 8/15/21	1,653,000	1,210,823

Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	2,785,000	2,861,588

Devon Financing Company, LLC company guaranty sr. unsec.
unsub. bonds 7.875%, 9/30/31	2,575,000	3,159,739

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. notes 6.375%, 6/15/23	290,000	158,775

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. sub. notes 9.375%, 5/1/20	5,415,000	3,519,750

Halcon Resources Corp. company guaranty sr. unsec. notes
9.75%, 7/15/20 (In default) †	45,000	11,138

32 High Yield Trust

CORPORATE BONDS AND NOTES (83.6%)* cont.	Principal amount	Value

Energy cont.
Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 8.875%, 5/15/21 (In default) †	$6,110,000	$1,451,125

Halcon Resources Corp. 144A company guaranty notes
8.625%, 2/1/20	1,240,000	1,178,000

Hess Corp. sr. unsec. unsub. notes 7.30%, 8/15/31	1,310,000	1,520,905

Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 8/1/24	2,235,000	2,296,463

Key Energy Services, Inc. company guaranty sr. unsec. unsub.
notes 6.75%, 3/1/21 (In default) †	473,000	111,155

Laredo Petroleum, Inc. company guaranty sr. unsec. notes
7.375%, 5/1/22	3,965,000	4,004,650

Linn Energy, LLC/Linn Energy Finance Corp. 144A company
guaranty notes 12.00%, 12/15/20 (In default) †	5,923,000	2,546,890

Lone Pine Resources Canada, Ltd. escrow company guaranty sr.
unsec. notes 10.375%, 2/15/17 (Canada) F	699,000	38

Marathon Oil Corp. sr. unsec. unsub. notes 3.85%, 6/1/25	1,015,000	949,233

MEG Energy Corp. 144A company guaranty sr. unsec. notes
7.00%, 3/31/24 (Canada)	1,097,000	883,085

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6.50%, 3/15/21 (Canada)	755,000	619,100

Murphy Oil Corp. sr. unsec. unsub. notes 6.875%, 8/15/24	1,692,000	1,769,407

Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	3,240,000	3,361,500

Newfield Exploration Co. sr. unsec. unsub. notes 5.625%, 7/1/24	1,130,000	1,166,725

Newfield Exploration Co. sr. unsec. unsub. notes 5.375%, 1/1/26	2,140,000	2,150,700

Oasis Petroleum, Inc. company guaranty sr. unsec. notes
6.50%, 11/1/21	906,000	839,183

Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6.875%, 1/15/23	1,130,000	1,042,425

Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	3,445,000	3,203,850

Range Resources Corp. company guaranty sr. unsec. sub. notes
5.75%, 6/1/21	2,685,000	2,725,275

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 11/15/23	1,120,000	1,019,200

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 7/15/22	600,000	552,000

Sabine Pass Liquefaction, LLC sr. notes 6.25%, 3/15/22	1,385,000	1,481,950

Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	1,820,000	1,933,750

Sabine Pass Liquefaction, LLC sr. notes 5.625%, 4/15/23	1,850,000	1,947,125

Sabine Pass Liquefaction, LLC 144A sr. notes 5.875%, 6/30/26	2,430,000	2,600,100

Samson Investment Co. company guaranty sr. unsec. notes
9.75%, 2/15/20 (In default) †	4,125,000	165,000

SandRidge Energy, Inc. 144A company guaranty notes 8.75%,
6/1/20 (In default) †	2,760,000	1,083,300

Seven Generations Energy, Ltd. 144A sr. unsec. bonds 6.75%,
5/1/23 (Canada)	2,300,000	2,363,250

Seven Generations Energy, Ltd. 144A sr. unsec. sub. notes
8.25%, 5/15/20 (Canada)	1,470,000	1,563,713

Seventy Seven Energy, Inc. sr. unsec. notes 6.50%, 7/15/22 F	1,280,000	128

High Yield Trust 33

CORPORATE BONDS AND NOTES (83.6%)* cont.	Principal amount		Value

Energy cont.
Seventy Seven Operating, LLC company guaranty sr. unsec.
unsub. notes 6.625%, 11/15/19 F		$3,145,000	$315

SM Energy Co. sr. unsec. notes 6.50%, 11/15/21		1,780,000	1,762,200

SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24		2,593,000	2,369,354

SM Energy Co. sr. unsec. unsub. notes 6.50%, 1/1/23		1,213,000	1,176,610

SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22		1,160,000	1,128,100

Tervita Corp. 144A company guaranty sr. notes 9.00%,
11/15/18 (Canada)	CAD	1,400,000	1,046,210

Tervita Corp. 144A sr. unsec. notes 10.875%, 2/15/18 (Canada)
(In default) †		$665,000	179,550

Triangle USA Petroleum Corp. 144A company guaranty sr.
unsec. notes 6.75%, 7/15/22 (In default) †		1,190,000	285,600

Unit Corp. company guaranty sr. unsec. sub. notes
6.625%, 5/15/21		652,000	541,160

Western Gas Partners LP sr. unsec. unsub. notes 4.65%, 7/1/26		700,000	724,080

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5.75%, 3/15/21		623,000	557,585

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5.00%, 3/15/19		1,845,000	1,706,625

Williams Cos., Inc. (The) sr. unsec. unsub. notes 7.875%, 9/1/21		639,000	744,435

Williams Cos., Inc. (The) sr. unsec. unsub. notes 7.75%, 6/15/31		438,000	505,890

Williams Partners LP/ACMP Finance Corp. company guaranty sr.
unsec. unsub. notes 6.125%, 7/15/22		1,986,000	2,064,934

Williams Partners LP/ACMP Finance Corp. sr. unsec. sub. notes
4.875%, 3/15/24		2,175,000	2,227,333

Williams Partners LP/ACMP Finance Corp. sr. unsec. unsub.
notes 4.875%, 5/15/23		1,350,000	1,363,500

WPX Energy, Inc. sr. unsec. notes 7.50%, 8/1/20		1,430,000	1,468,431

WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22		5,101,000	4,960,723

			110,013,256
Entertainment (1.6%)
AMC Entertainment, Inc. company guaranty sr. unsec. sub.
notes 5.875%, 2/15/22		1,760,000	1,812,800

AMC Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5.75%, 6/15/25		1,920,000	1,968,154

Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22		1,846,000	1,910,610

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23		1,179,000	1,208,475

GLP Capital LP/GLP Financing II, Inc. company guaranty sr.
unsec. sub. notes 4.875%, 11/1/20		2,805,000	3,001,350

GLP Capital LP/GLP Financing II, Inc. company guaranty sr.
unsec. unsub. notes 5.375%, 4/15/26		1,010,000	1,103,425

Regal Entertainment Group sr. unsec. sub. notes 5.75%, 2/1/25		770,000	781,550

Regal Entertainment Group sr. unsec. sub. notes 5.75%, 6/15/23		2,365,000	2,427,081

Six Flags Entertainment Corp. 144A company guaranty sr.
unsec. unsub. notes 5.25%, 1/15/21		3,704,000	3,833,640

			18,047,085

34 High Yield Trust

CORPORATE BONDS AND NOTES (83.6%)* cont.	Principal amount		Value

Financials (7.4%)
Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5.375%, 8/1/22		$2,615,000	$2,575,775

Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31		5,627,000	7,047,761

Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25		1,460,000	1,553,075

American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58		2,072,000	2,714,320

Australia & New Zealand Banking Group, Ltd./United
Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity
(United Kingdom)		655,000	736,182

Banco Bilbao Vizcaya Argentaria SA jr. unsec. sub. FRB 9.00%,
perpetual maturity (Spain)		1,200,000	1,254,000

Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity		1,010,000	1,060,500

CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25		495,000	534,124

CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23		1,435,000	1,521,100

CIT Group, Inc. sr. unsec. unsub. notes 5.375%, 5/15/20		1,560,000	1,667,250

CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22		1,536,000	1,628,160

Citigroup, Inc. jr. unsec. sub. FRN Ser. Q, 5.95%,
perpetual maturity		645,000	656,691

CNG Holdings, Inc./OH 144A sr. notes 9.375%, 5/15/20		2,780,000	1,542,900

CNO Financial Group, Inc. sr. unsec. unsub. notes
5.25%, 5/30/25		1,995,000	1,980,038

Credit Acceptance Corp. company guaranty sr. unsec. notes
7.375%, 3/15/23		1,060,000	1,081,200

Credit Acceptance Corp. company guaranty sr. unsec. notes
6.125%, 2/15/21		1,930,000	1,939,650

Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%,
perpetual maturity (Switzerland)		525,000	513,188

DFC Finance Corp. 144A company guaranty sr. notes
10.50%, 6/15/20		1,760,000	1,108,800

Dresdner Funding Trust I 144A jr. unsec. sub. notes
8.151%, 6/30/31		2,092,000	2,485,819

E*Trade Financial Corp. sr. unsec. unsub. notes 4.625%, 9/15/23		2,150,000	2,238,688

ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R		2,165,000	2,164,329

Genworth Holdings, Inc. company guaranty jr. unsec. sub. FRN
6.15%, 11/15/66		1,016,000	396,240

Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec.
sub. notes 8.125%, 7/15/19 ‡‡		705,000	687,375

HUB International, Ltd. 144A sr. unsec. notes 7.875%, 10/1/21		2,858,000	2,922,305

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.00%, 8/1/20		1,183,000	1,137,159

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.875%, 2/1/22		1,902,000	1,775,993

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.80%, 3/15/37		830,000	962,800

Lloyds Bank PLC jr. unsec. sub. FRN Ser. EMTN, 13.00%,
perpetual maturity (United Kingdom)	GBP	985,000	2,236,379

High Yield Trust 35

CORPORATE BONDS AND NOTES (83.6%)* cont.	Principal amount	Value

Financials cont.
Lloyds Banking Group PLC jr. unsec. sub. FRB 7.50%, perpetual
maturity (United Kingdom)	$343,000	$348,574

MGM Growth Properties Operating Partnership LP/MGP
Finance Co-Issuer, Inc. 144A company guaranty sr. unsec. notes
5.625%, 5/1/24	920,000	998,200

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6.375%, 3/1/24 R	995,000	1,092,013

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 7.875%, 10/1/20	1,380,000	1,390,350

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21	3,565,000	3,395,663

Neuberger Berman Group, LLC/Neuberger Berman Finance
Corp. 144A sr. unsec. notes 5.875%, 3/15/22	2,340,000	2,439,450

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. sub. notes 6.75%, 12/15/19	1,180,000	1,239,000

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. unsub. notes 7.25%, 12/15/21	2,337,000	2,450,929

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6.75%, 6/15/21	3,211,000	3,162,835

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 8.00%,
perpetual maturity (United Kingdom)	1,055,000	1,018,286

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.648%,
perpetual maturity (United Kingdom)	4,955,000	5,915,031

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)	1,340,000	1,269,650

Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 8.25%, 12/15/20	760,000	830,300

Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 7.75%, 10/1/21	835,000	876,750

Springleaf Finance Corp. sr. unsec. unsub. notes
5.25%, 12/15/19	615,000	628,838

Stearns Holdings, Inc. 144A company guaranty sr. notes
9.375%, 8/15/20	1,625,000	1,543,750

TMX Finance, LLC/TitleMax Finance Corp. 144A company
guaranty sr. notes 8.50%, 9/15/18	1,919,000	1,504,016

TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company
guaranty sr. unsec. unsub. notes 5.875%, 6/15/24	2,181,000	2,279,145

USI, Inc./NY 144A sr. unsec. notes 7.75%, 1/15/21	2,220,000	2,264,400

Wayne Merger Sub, LLC 144A sr. unsec. notes 8.25%, 8/1/23	1,739,000	1,797,474

		84,566,455
Forest products and packaging (1.9%)
Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	2,620,000	2,672,400

Coveris Holdings SA 144A company guaranty sr. unsec. notes
7.875%, 11/1/19 (Luxembourg)	4,150,000	4,233,000

Louisiana-Pacific Corp. company guaranty sr. unsec. notes
7.50%, 6/1/20	2,550,000	2,652,000

Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)	2,664,000	2,770,560

Norbord, Inc. 144A company guaranty sr. notes 6.25%,
4/15/23 (Canada)	2,635,000	2,809,569

36 High Yield Trust

CORPORATE BONDS AND NOTES (83.6%)* cont.	Principal amount		Value

Forest products and packaging cont.
Pactiv, LLC sr. unsec. unsub. bonds 8.375%, 4/15/27		$260,000	$286,650

Sealed Air Corp. 144A company guaranty sr. unsec. notes
6.875%, 7/15/33		2,177,000	2,356,603

Smurfit Kappa Treasury Funding, Ltd. company guaranty sr.
unsec. unsub. notes 7.50%, 11/20/25 (Ireland)		2,943,000	3,520,564

			21,301,346
Gaming and lottery (2.7%)
Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6.875%, 5/15/23		2,470,000	2,667,600

Boyd Gaming Corp. 144A company guaranty sr. unsec. unsub.
bonds 6.375%, 4/1/26		730,000	777,450

Eldorado Resorts, Inc. company guaranty sr. unsec. unsub.
notes 7.00%, 8/1/23		2,475,000	2,611,125

Great Canadian Gaming Corp. 144A company guaranty sr.
unsec. notes 6.625%, 7/25/22 (Canada)	CAD	3,139,000	2,489,370

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5.875%, 3/15/21		$1,765,000	1,842,219

Penn National Gaming, Inc. sr. unsec. sub. notes
5.875%, 11/1/21		2,599,000	2,702,960

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 6.125%, 8/15/21		3,260,000	3,357,800

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12.125%, 9/1/18		6,261,000	6,448,830

Scientific Games International, Inc. company guaranty sr. unsec.
notes 10.00%, 12/1/22		7,489,000	6,927,325

Scientific Games International, Inc. company guaranty sr. unsec.
sub. notes 6.25%, 9/1/20		675,000	502,875

Scientific Games International, Inc. 144A company guaranty sr.
notes 7.00%, 1/1/22		565,000	600,313

			30,927,867
Health care (7.4%)
Acadia Healthcare Co., Inc. company guaranty sr. unsec. sub.
notes 6.125%, 3/15/21		3,145,000	3,270,800

Acadia Healthcare Co., Inc. company guaranty sr. unsec. sub.
notes 5.125%, 7/1/22		1,675,000	1,670,813

AMAG Pharmaceuticals, Inc. 144A company guaranty sr. unsec.
notes 7.875%, 9/1/23		2,910,000	2,862,713

Centene Corp. sr. unsec. unsub. notes 6.125%, 2/15/24		2,175,000	2,370,750

Centene Corp. sr. unsec. unsub. notes 5.625%, 2/15/21		675,000	718,031

Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22		1,945,000	2,020,369

CHS/Community Health Systems, Inc. company guaranty sr.
notes 5.125%, 8/1/21		1,170,000	1,153,913

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22		2,150,000	1,784,500

Concordia International Corp. 144A company guaranty sr.
unsec. notes 7.00%, 4/15/23 (Canada)		2,755,000	2,128,238

ConvaTec Healthcare E SA 144A company guaranty sr. unsec.
unsub. notes 10.50%, 12/15/18 (Luxembourg)		2,131,000	2,192,266

Crimson Merger Sub, Inc. 144A sr. unsec. notes 6.625%, 5/15/22		3,825,000	3,423,375

DPx Holdings BV 144A sr. unsec. sub. notes 7.50%,
2/1/22 (Netherlands)		2,360,000	2,507,925

High Yield Trust 37

CORPORATE BONDS AND NOTES (83.6%)* cont.	Principal amount	Value

Health care cont.
Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5.375%, 1/15/23	$1,298,000	$1,174,690

Endo Limited/Endo Finance LLC/Endo Finco, Inc. 144A
company guaranty sr. unsec. notes 6.50%, 2/1/25 (Ireland)	875,000	776,563

Endo Limited/Endo Finance LLC/Endo Finco, Inc.
144A company guaranty sr. unsec. unsub. notes 6.00%,
7/15/23 (Ireland)	3,850,000	3,493,875

Halyard Health, Inc. company guaranty sr. unsec. unsub. notes
6.25%, 10/15/22	2,685,000	2,745,413

HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	1,955,000	2,089,406

HCA, Inc. company guaranty sr. notes 6.50%, 2/15/20	4,955,000	5,450,500

HCA, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 2/15/22	705,000	801,938

HCA, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 2/1/25	690,000	710,700

Jaguar Holding Co. II/Pharmaceutical Product Development,
LLC 144A company guaranty sr. unsec. notes 6.375%, 8/1/23	2,605,000	2,728,738

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty sub.
notes 10.50%, 11/1/18	3,935,000	4,033,375

Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sr.
notes 7.875%, 2/15/21	2,160,000	2,332,800

Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	2,050,000	2,014,125

MEDNAX, Inc. 144A company guaranty sr. unsec. unsub. notes
5.25%, 12/1/23	910,000	957,775

Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
5.375%, 11/15/22	1,605,000	1,653,150

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95%, 4/1/24 R	2,145,000	2,244,228

Service Corp. International/US sr. unsec. notes 5.375%, 1/15/22	2,554,000	2,672,250

Service Corp. International/US sr. unsec. unsub. notes
5.375%, 5/15/24	3,375,000	3,619,688

Sterigenics-Nordion Holdings, LLC 144A sr. unsec. notes
6.50%, 5/15/23	1,285,000	1,342,928

Tenet Healthcare Corp. company guaranty sr. bonds
4.50%, 4/1/21	1,625,000	1,640,438

Tenet Healthcare Corp. company guaranty sr. FRN
4.153%, 6/15/20	2,920,000	2,923,650

Tenet Healthcare Corp. company guaranty sr. notes
6.25%, 11/1/18	860,000	915,900

Tenet Healthcare Corp. company guaranty sr. sub. notes
6.00%, 10/1/20	2,520,000	2,661,750

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6.125%, 4/15/25	2,100,000	1,845,375

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/23	2,345,000	2,063,600

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.625%, 12/1/21	925,000	834,813

38 High Yield Trust

CORPORATE BONDS AND NOTES (83.6%)* cont.	Principal amount	Value

Health care cont.
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.50%, 3/1/23	$1,100,000	$959,750

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.375%, 3/15/20	3,460,000	3,261,050

		84,052,161
Homebuilding (2.1%)
American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5.75%, 12/15/23	1,944,000	2,050,920

Brookfield Residential Properties, Inc. 144A company guaranty
sr. unsec. notes 6.50%, 12/15/20 (Canada)	3,150,000	3,236,625

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)	815,000	820,094

CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
6.25%, 12/15/21	2,948,000	3,235,430

CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	1,230,000	1,328,400

Howard Hughes Corp. (The) 144A sr. unsec. notes
6.875%, 10/1/21	5,030,000	5,281,500

Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 11/15/22	500,000	526,250

Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 4/1/21	1,375,000	1,475,375

Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
11/15/20 (Canada)	3,056,000	3,017,800

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	2,499,000	2,910,086

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	150,000	160,500

		24,042,980
Household furniture and appliances (0.1%)
Tempur Sealy International, Inc. 144A company guaranty sr.
unsec. unsub. bonds 5.50%, 6/15/26	1,160,000	1,211,620

		1,211,620
Lodging/Tourism (1.0%)
Dakota Merger Sub, Inc. 144A sr. notes 7.75%, 9/1/23	3,370,000	3,416,338

Dakota Merger Sub, Inc. 144A sr. unsec. notes 10.75%, 9/1/24	1,350,000	1,326,375

Hilton Escrow Issuer, LLC/Hilton Escrow Issuer Corp. 144A sr.
sub. notes 4.25%, 9/1/24	420,000	428,138

MGM Resorts International company guaranty sr. unsec. unsub.
notes 8.625%, 2/1/19	419,000	473,994

MGM Resorts International company guaranty sr. unsec. unsub.
notes 6.625%, 12/15/21	945,000	1,060,763

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A sr. notes 6.375%, 6/1/21	4,607,000	4,618,518

		11,324,126
Media (0.6%)
EMI Music Publishing Group North America Holdings, Inc. 144A
sr. unsec. notes 7.625%, 6/15/24	2,005,000	2,185,450

Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. sub. notes 5.50%, 10/1/21 (Luxembourg)	2,680,000	2,793,900

WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23	1,706,000	1,752,915

		6,732,265

High Yield Trust 39

CORPORATE BONDS AND NOTES (83.6%)* cont.	Principal amount	Value

Metals (3.5%)
Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23	$175,000	$166,250

Allegheny Technologies, Inc. sr. unsec. unsub. notes
5.95%, 1/15/21	645,000	601,463

ArcelorMittal SA sr. unsec. unsub. bonds 10.85%,
6/1/19 (France)	1,525,000	1,818,563

ArcelorMittal SA sr. unsec. unsub. bonds 6.125%,
6/1/25 (France)	2,199,000	2,380,418

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.25%, 5/15/22 (Canada)	1,654,000	1,418,305

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.00%, 2/15/21 (Canada)	1,520,000	1,322,400

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 6.75%, 2/15/20 (Canada)	1,554,000	1,367,520

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. notes 6.75%, 2/1/22	1,190,000	1,190,000

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. unsub. notes 6.875%, 2/15/23	2,225,000	2,163,813

Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
3.55%, 3/1/22 (Indonesia)	855,000	745,988

HudBay Minerals, Inc. company guaranty sr. unsec. notes 9.50%,
10/1/20 (Canada)	3,199,000	3,199,000

Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	1,980,000	2,178,000

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
7.00%, 4/15/20 (Canada)	1,405,000	1,447,150

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6.25%, 11/15/22 (Canada)	1,060,000	1,099,750

Novelis Corp. 144A company guaranty sr. unsec. notes
6.25%, 8/15/24	2,155,000	2,241,200

Novelis, Inc. company guaranty sr. unsec. notes
8.75%, 12/15/20	5,045,000	5,284,638

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 8/15/22	3,670,000	3,871,850

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	855,000	902,025

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23	1,150,000	1,196,000

Teck Resources, Ltd. 144A company guaranty sr. unsec. notes
8.50%, 6/1/24 (Canada)	320,000	358,400

Teck Resources, Ltd. 144A company guaranty sr. unsec. notes
8.00%, 6/1/21 (Canada)	480,000	518,400

TMS International Corp. 144A company guaranty sr. unsec. sub.
notes 7.625%, 10/15/21	3,680,000	3,164,800

Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23	1,830,000	1,958,100

		40,594,033

40 High Yield Trust

CORPORATE BONDS AND NOTES (83.6%)* cont.	Principal amount	Value

Regional Bells (0.7%)
Frontier Communications Corp. sr. unsec. notes
11.00%, 9/15/25	$2,393,000	$2,584,440

Frontier Communications Corp. sr. unsec. notes
10.50%, 9/15/22	2,555,000	2,780,159

Frontier Communications Corp. sr. unsec. notes
8.875%, 9/15/20	785,000	855,650

Frontier Communications Corp. sr. unsec. notes 6.25%, 9/15/21	1,605,000	1,565,389

		7,785,638
Retail (2.5%)
Bon-Ton Department Stores, Inc. (The) company guaranty notes
10.625%, 7/15/17	1,355,000	1,355,000

Bon-Ton Department Stores, Inc. (The) company guaranty notes
8.00%, 6/15/21	1,941,000	1,077,255

Dollar Tree, Inc. company guaranty sr. unsec. unsub. notes
5.75%, 3/1/23	870,000	935,250

JC Penney Corp, Inc. company guaranty sr. unsec. bonds
8.125%, 10/1/19	2,320,000	2,496,900

JC Penney Corp, Inc. company guaranty sr. unsec. unsub. notes
5.65%, 6/1/20	420,000	417,900

JC Penney Corp, Inc. 144A company guaranty sr. notes
5.875%, 7/1/23	545,000	568,653

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes 9.75%,
10/15/19 ‡‡	1,815,000	1,724,250

Jo-Ann Stores, Inc. 144A sr. unsec. notes 8.125%, 3/15/19	3,805,000	3,805,000

L Brands, Inc. company guaranty sr. unsec. notes
6.625%, 4/1/21	215,000	248,325

L Brands, Inc. company guaranty sr. unsec. sub. notes
5.625%, 2/15/22	1,470,000	1,639,050

Neiman Marcus Group, LLC (The) company guaranty sr. notes
7.125%, 6/1/28	1,996,000	1,916,160

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec.
sub. notes 8.75%, 10/15/21 ‡‡	3,665,000	2,977,813

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec.
sub. notes 8.00%, 10/15/21	3,085,000	2,639,835

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5.75%, 10/1/22	2,490,000	2,583,375

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5.50%, 5/15/26	1,305,000	1,305,809

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5.375%, 12/1/24	1,780,000	1,811,150

Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	1,469,000	1,470,836

		28,972,561
Technology (4.2%)
Avaya, Inc. 144A company guaranty notes 10.50%, 3/1/21	1,400,000	364,000

Avaya, Inc. 144A company guaranty sr. notes 7.00%, 4/1/19	6,075,000	4,525,875

CommScope Technologies Finance, LLC 144A sr. unsec. notes
6.00%, 6/15/25	3,111,000	3,301,549

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	1,455,000	1,576,282

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr.
bonds 8.35%, 7/15/46	505,000	588,507

High Yield Trust 41

CORPORATE BONDS AND NOTES (83.6%)* cont.	Principal amount	Value

Technology cont.
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr.
notes 5.45%, 6/15/23	$2,740,000	$2,921,336

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr.
unsec. notes 5.875%, 6/15/21	2,465,000	2,606,348

First Data Corp. 144A company guaranty sr. unsec. unsub. notes
7.00%, 12/1/23	3,915,000	4,100,963

First Data Corp. 144A notes 5.75%, 1/15/24	2,590,000	2,651,513

First Data Corp. 144A sr. notes 5.375%, 8/15/23	2,095,000	2,173,563

Infor Software Parent LLC/Infor Software Parent, Inc. 144A
company guaranty sr. unsec. notes 7.125%, 5/1/21 ‡‡	1,690,000	1,584,375

Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	3,122,000	3,164,928

Iron Mountain, Inc. company guaranty sr. unsec. notes
6.00%, 8/15/23 R	2,400,000	2,562,000

Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
6.00%, 10/1/20 R	915,000	972,197

Micron Technology, Inc. company guaranty sr. unsec. unsub.
notes 5.875%, 2/15/22	2,195,000	2,216,950

Micron Technology, Inc. 144A sr. notes 7.50%, 9/15/23	1,110,000	1,223,775

NXP BV/NXP Funding, LLC 144A Company guaranty sr. unsec.
notes 4.625%, 6/1/23 (Netherlands)	3,045,000	3,212,475

Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	3,135,000	3,260,400

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9.125%, 1/15/19	520,000	343,200

Zebra Technologies Corp. sr. unsec. unsub. bonds
7.25%, 10/15/22	4,035,000	4,377,975

		47,728,211
Telecommunications (3.4%)
Altice Finco SA 144A company guaranty sr. unsec. unsub. notes
7.625%, 2/15/25 (Luxembourg)	1,100,000	1,113,750

Digicel Group, Ltd. 144A sr. unsec. notes 8.25%,
9/30/20 (Jamaica)	3,465,000	3,135,825

Digicel, Ltd. 144A company guaranty sr. unsec. notes 6.75%,
3/1/23 (Jamaica)	2,585,000	2,365,275

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7.50%, 4/1/21 (Bermuda)	926,000	696,815

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
7.75%, 6/1/21 (Luxembourg)	379,000	111,805

Intelsat Luxembourg SA company guaranty sr. unsec. sub.
bonds 8.125%, 6/1/23 (Luxembourg)	758,000	224,558

Level 3 Communications, Inc. sr. unsec. unsub. notes
5.75%, 12/1/22	1,925,000	2,011,625

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 6.125%, 1/15/21	965,000	1,001,188

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 1/15/24	1,005,000	1,053,994

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 8/15/22	1,275,000	1,332,566

Qwest Corp. sr. unsec. unsub. notes 7.25%, 9/15/25	1,656,000	1,791,752

Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	5,277,000	4,749,300

42 High Yield Trust

CORPORATE BONDS AND NOTES (83.6%)* cont.	Principal amount	Value

Telecommunications cont.
Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9.00%, 11/15/18	$2,086,000	$2,297,208

Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23	7,240,000	7,037,208

Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	5,335,000	5,274,981

West Corp. 144A company guaranty sr. unsec. sub. notes
5.375%, 7/15/22	3,285,000	3,194,663

Wind Acquisition Finance SA 144A company guaranty notes
7.375%, 4/23/21 (Luxembourg)	1,405,000	1,447,150

		38,839,663
Telephone (1.5%)
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.625%, 4/1/23	2,054,000	2,197,780

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25	4,140,000	4,450,500

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.25%, 4/1/21	1,444,000	1,508,980

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.633%, 4/28/21	2,015,000	2,125,825

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 1/15/22	2,353,000	2,491,239

Windstream Services, LLC company guaranty sr. unsec. notes
6.375%, 8/1/23	4,699,000	4,270,216

		17,044,540
Textiles (0.1%)
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub.
notes 4.625%, 5/15/24	1,450,000	1,517,063

		1,517,063
Tire and rubber (0.2%)
American Tire Distributors, Inc. 144A sr. unsec. sub. notes
10.25%, 3/1/22	2,766,000	2,453,110

		2,453,110
Transportation (0.8%)
Air Medical Merger Sub Corp. 144A sr. unsec. notes
6.375%, 5/15/23	3,445,000	3,367,488

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty
sr. unsec. notes 6.375%, 4/1/23	5,792,000	5,806,480

		9,173,968
Utilities and power (4.9%)
AES Corp./Virginia (The) sr. unsec. notes 8.00%, 6/1/20	791,000	931,403

AES Corp./Virginia (The) sr. unsec. notes 5.50%, 4/15/25	3,336,000	3,436,080

AES Corp./Virginia (The) sr. unsec. notes 4.875%, 5/15/23	950,000	959,500

AES Corp./Virginia (The) sr. unsec. unsub. notes 7.375%, 7/1/21	3,465,000	3,976,088

Boardwalk Pipelines LP company guaranty sr. unsec. unsub.
bonds 5.95%, 6/1/26	1,110,000	1,212,925

Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25	4,635,000	4,617,619

Calpine Corp. 144A company guaranty sr. notes 6.00%, 1/15/22	900,000	942,750

Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24	550,000	579,563

Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37	3,492,000	3,757,451

High Yield Trust 43

CORPORATE BONDS AND NOTES (83.6%)* cont.	Principal amount	Value

Utilities and power cont.
DPL, Inc. sr. unsec. sub. notes 6.50%, 10/15/16	$231,000	$231,556

Dynegy, Inc. company guaranty sr. unsec. notes
7.375%, 11/1/22	225,000	222,188

Dynegy, Inc. company guaranty sr. unsec. notes 6.75%, 11/1/19	4,379,000	4,488,475

Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7.625%, 11/1/24	150,000	147,000

El Paso Natural Gas Co., LLC company guaranty sr. unsec. notes
8.625%, 1/15/22	1,597,000	1,991,809

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A notes 11.75%, 3/1/22 (In default) †	2,519,128	3,070,187

Energy Transfer Equity LP company guaranty sr. notes
7.50%, 10/15/20	1,785,000	1,954,575

Energy Transfer Equity LP sr. sub. notes 5.875%, 1/15/24	1,440,000	1,476,000

GenOn Americas Generation, LLC sr. unsec. notes
9.125%, 5/1/31	1,285,000	1,034,425

GenOn Americas Generation, LLC sr. unsec. notes
8.50%, 10/1/21	1,035,000	828,000

GenOn Energy, Inc. sr. unsec. sub. notes 9.875%, 10/15/20	570,000	401,850

NRG Energy, Inc. company guaranty sr. unsec. sub. notes
7.875%, 5/15/21	6,021,000	6,276,893

NRG Energy, Inc. 144A company guaranty sr. unsec. bonds
6.625%, 1/15/27	2,430,000	2,434,544

NRG Energy, Inc. 144A company guaranty sr. unsec. notes
7.25%, 5/15/26	1,695,000	1,760,258

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. notes 5.00%, 10/1/22	1,260,000	1,339,607

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 6.50%, 7/15/21	200,000	206,463

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5.875%, 3/1/22	1,840,000	2,019,989

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5.50%, 4/15/23	1,720,000	1,779,785

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4.50%, 11/1/23	1,177,000	1,190,498

Southern Star Central Corp. 144A sr. unsec. notes
5.125%, 7/15/22	2,385,000	2,390,963

Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
144A company guaranty sr. notes 11.50%, 10/1/20 (In default) †	1,345,000	437,125

		56,095,569

Total corporate bonds and notes (cost $957,282,531)		$954,807,150

SENIOR LOANS (6.4%)* [c]	Principal amount	Value

Basic materials (0.4%)
Kraton Polymers, LLC/Kraton Polymers Capital Corp. bank term
loan FRN Ser. B, 6.00%, 1/6/22	$2,120,000	$2,115,836

Solenis International LP bank term loan FRN 7.75%, 7/31/22	460,000	439,530

Solenis International LP bank term loan FRN 4.25%, 7/31/21	1,100,000	1,087,797

Zekelman Industries, Inc. bank term loan FRN Ser. B,
6.00%, 6/14/21	1,115,000	1,119,181

		4,762,344

44 High Yield Trust

SENIOR LOANS (6.4%)* [c] cont.	Principal amount	Value

Capital goods (0.1%)
Manitowac Foodservice, Inc. bank term loan FRN 5.75%, 3/3/23	$1,168,385	$1,180,799

		1,180,799
Communication services (0.2%)
Asurion, LLC bank term loan FRN 8.50%, 3/3/21	1,865,000	1,858,006

		1,858,006
Consumer cyclicals (3.7%)
Academy, Ltd. bank term loan FRN Ser. B, 5.00%, 7/2/22	2,538,280	2,477,996

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11.25%, 3/1/17	5,210,117	5,522,724

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B7, 10.75%, 3/1/17	1,029,825	1,125,942

Caesars Growth Properties Holdings, LLC bank term loan FRN
6.25%, 5/8/21	3,660,300	3,489,485

CPG International, Inc. bank term loan FRN Ser. B,
4.75%, 9/30/20	994,583	994,583

DBP Holding Corp. bank term loan FRN Ser. B, 5.25%, 10/11/19	916,070	859,578

Getty Images, Inc. bank term loan FRN Ser. B, 4.75%, 10/18/19	2,295,421	1,945,369

iHeartCommunications, Inc. bank term loan FRN Ser. D,
6.938%, 1/30/19	2,546,000	1,948,220

J Crew Group, Inc. bank term loan FRN Ser. B, 4.00%, 3/5/21	3,024,063	2,384,474

Jeld-Wen, Inc. bank term loan FRN 5.25%, 10/15/21	1,518,438	1,526,980

Jeld-Wen, Inc. bank term loan FRN Ser. B, 4.75%, 7/1/22	1,875,825	1,885,204

Navistar, Inc. bank term loan FRN Ser. B, 6.50%, 8/7/20	3,862,678	3,635,746

Petco Animal Supplies, Inc. bank term loan FRN Ser. B1,
5.00%, 1/26/23	2,970,076	2,987,578

ROC Finance, LLC bank term loan FRN 5.00%, 6/20/19	2,296,674	2,233,515

Scientific Games International, Inc. bank term loan FRN Ser. B2,
6.00%, 10/1/21	1,462,576	1,460,748

Talbots, Inc. (The) bank term loan FRN 9.50%, 3/19/21	1,563,988	1,449,296

Talbots, Inc. (The) bank term loan FRN 5.50%, 3/19/20	1,573,340	1,534,007

Travelport Finance Luxembourg Sarl bank term loan FRN Ser. B,
5.00%, 9/2/21 (Luxembourg)	2,218,248	2,221,575

VGD Merger Sub, LLC bank term loan FRN 8.50%, 7/26/24	415,000	416,124

VGD Merger Sub, LLC bank term loan FRN 5.00%, 7/22/23	1,000,000	1,000,208

Yonkers Racing Corp. bank term loan FRN 4.25%, 8/20/19	1,247,302	1,233,790

		42,333,142
Consumer staples (0.3%)
Del Monte Foods, Inc. bank term loan FRN 8.25%, 8/18/21	1,440,000	1,018,800

Revlon Consumer Products Corp. bank term loan FRN Ser. B,
4.25%, 7/14/23	2,690,000	2,689,518

		3,708,318
Energy (0.6%)
Chesapeake Energy Corp. bank term loan FRN 8.50%, 8/16/21	3,370,000	3,461,270

MEG Energy Corp. bank term loan FRN Ser. B, 3.75%,
3/31/20 (Canada)	3,324,180	3,050,966

Western Refining, Inc. bank term loan FRN Ser. B2,
4.50%, 6/23/23	980,000	954,684

		7,466,920

High Yield Trust 45

SENIOR LOANS (6.4%)* [c] cont.	Principal amount	Value

Health care (0.6%)
AMAG Pharmaceuticals, Inc. bank term loan FRN Ser. B,
4.75%, 8/17/21	$938,438	$938,438

Concordia International Corp. bank term loan FRN Ser. B, 5.25%,
10/21/21 (Canada)	2,184,025	2,059,354

DPx Holdings BV bank term loan FRN Ser. B, 4.25%,
3/11/21 (Netherlands)	1,362,877	1,358,107

Multiplan, Inc. bank term loan FRN Ser. B, 5.00%, 5/25/23	960,000	969,943

Quorum Health Corp. bank term loan FRN 6.75%, 4/29/22	1,291,763	1,230,404

		6,556,246
Technology (0.2%)
Avaya, Inc. bank term loan FRN Ser. B7, 6.25%, 5/29/20	2,568,256	1,967,926

		1,967,926
Utilities and power (0.3%)
Dynegy, Inc. bank term loan FRN Ser. C, 5.00%, 6/27/23	1,070,000	1,068,997

Energy Transfer Equity LP bank term loan FRN Ser. C,
4.00%, 12/2/19	1,030,000	1,014,035

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.676%, 10/10/17	4,891,407	1,575,439

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.676%, 10/10/17	50,201	16,169

		3,674,640

Total senior loans (cost $78,192,472)		$73,508,341

COMMON STOCKS (1.8%)*	Shares	Value

ACC Claims Holding, LLC Class A (Units) † F	4,192,615	$25,156

Ally Financial, Inc.	122,265	2,450,191

Berry Plastics Group, Inc. †	51,960	2,358,464

Boise Cascade Co. †	66,332	1,740,552

CIT Group, Inc.	35,508	1,309,535

Eldorado Resorts, Inc. †	87,925	1,227,433

Gaming and Leisure Properties, Inc. R	50,034	1,711,663

General Motors Co.	31,956	1,020,036

Live Nation Entertainment, Inc. †	72,585	1,939,471

Lone Pine Resources Canada, Ltd. (Canada) † F	87,188	872

Lone Pine Resources, Inc. Class A (Canada) † F	87,188	872

Milagro Oil & Gas, Inc. (Units) † F	918	579,120

Penn National Gaming, Inc. †	139,835	1,982,860

Rite Aid Corp. †	91,520	689,146

Service Corp. International/US	60,225	1,592,349

Seventy Seven Energy, Inc. †	105,019	1,843,083

Tribune Media Co. Class 1C † F	297,958	74,489

Vantage Drilling International (Units) (Cayman Islands) †	1,472	116,288

Total common stocks (cost $19,828,957)		$20,661,580

46 High Yield Trust

CONVERTIBLE PREFERRED STOCKS (1.1%)*			Shares	Value

Allergan PLC Ser. A, 5.50% cv. pfd.			2,467	$2,054,172

American Tower Corp. $5.50 cv. pfd. R			23,000	2,517,063

Belden, Inc. $6.75 cv. pfd. †			10,700	1,147,468

Crown Castle International Corp. Ser. A, $4.50 cv. pfd. R			9,325	1,051,021

EPR Properties Ser. C, $1.438 cv. pfd. R			58,913	1,786,719

T-Mobile US, Inc. Ser. A, $2.75 cv. pfd.			40,485	3,131,515

Tyson Foods, Inc. $2.375 cv. pfd.			15,619	1,294,347

Total convertible preferred stocks (cost $11,242,108)				$12,982,305

CONVERTIBLE BONDS AND NOTES (0.6%)*		Principal amount		Value

DISH Network Corp. 144A cv. sr. unsec. bonds 3.375%, 8/15/26		$2,033,000		$2,120,673

iStar, Inc. cv. sr. unsec. unsub. notes 3.00%, 11/15/16 R			1,377,000	1,401,098

Jazz US Holdings, Inc. cv. company guaranty sr. unsec. notes
8.00%, 12/31/18			1,132,000	1,857,895

Navistar International Corp. cv. sr. unsec. sub. bonds
4.50%, 10/15/18			906,000	695,355

ON Semiconductor Corp. cv. company guaranty sr. unsec.
unsub. notes 1.00%, 12/1/20			1,008,000	980,910

Total convertible bonds and notes (cost $6,261,677)				$7,055,931

WARRANTS (0.0%)* †	Expiration	Strike
	date	price	Warrants	Value

Seventy Seven Energy, Inc. F	8/1/21	$23.82	11,043	$52,454

Total warrants (cost $44,172)				$52,454

SHORT-TERM INVESTMENTS (5.4%)*		Principal amount/shares		Value

Putnam Short Term Investment Fund .044% L		Shares	59,865,676	$59,865,676

U.S. Treasury Bills 0.257%, 11/10/16 §			$3,000	2,999

U.S. Treasury Bills 0.271%, 11/3/16			1,073,000	1,072,498

U.S. Treasury Bills 0.226%, 9/8/16 §			5,000	5,000

U.S. Treasury Bills 0.251%, 9/1/16 §			1,112,000	1,111,877

Total short-term investments (cost $62,058,173)				$62,058,050

TOTAL INVESTMENTS

Total investments (cost $1,134,910,090)				$1,131,125,811

Key to holding’s currency abbreviations

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound

Key to holding’s abbreviations

EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period

High Yield Trust 47

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2015 through August 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,142,153,873.

† This security is non-income-producing.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $30,595,865 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 8/31/16 (aggregate face value $7,103,534)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Goldman Sachs International
	Euro	Sell	9/21/16	$509,274	$511,502	$2,228

JPMorgan Chase Bank N.A.
	British Pound	Buy	9/21/16	635,451	704,941	(69,490)

	Canadian Dollar	Sell	10/19/16	1,110,077	1,124,825	14,748

State Street Bank and Trust Co.
	Canadian Dollar	Sell	10/19/16	2,171,949	2,200,355	28,406

UBS AG
	British Pound	Sell	9/21/16	2,333,577	2,561,911	228,334

Total						$204,226

48 High Yield Trust

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/16

		Upfront			Payments
		premium		Termi-	received	Unrealized
		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

NA HY Series 26	B+/P	$879,155	$30,540,000	6/20/21	(500 bp)	$(734,276)
Index

Total		$879,155				$(734,276)

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at August 31, 2016. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$1,740,552	$—	$—

Capital goods	2,358,464	—	—

Communication services	—	—	25,156

Consumer cyclicals	6,169,800	—	74,489

Consumer staples	689,146	—	—

Energy	1,959,371	—	580,864

Financials	5,471,389	—	—

Health care	1,592,349	—	—

Total common stocks	19,981,071	—	680,509

Convertible bonds and notes	—	7,055,931	—

Convertible preferred stocks	—	12,982,305	—

Corporate bonds and notes	—	954,806,669	481

Senior loans	—	73,508,341	—

Warrants	—	—	52,454

Short-term investments	59,865,676	2,192,374	—

Totals by level	$79,846,747	$1,050,545,620	$733,444

High Yield Trust 49

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$204,226	$—

Credit default contracts	—	(1,613,431)	—

Totals by level	$—	$(1,409,205)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

50 High Yield Trust

Statement of assets and liabilities 8/31/16

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,075,044,414)	$1,071,260,135
Affiliated issuers (identified cost $59,865,676) (Notes 1 and 5)	59,865,676

Cash	85,635

Dividends, interest and other receivables	19,172,709

Receivable for shares of the fund sold	427,618

Receivable for investments sold	3,276,600

Receivable for variation margin (Note 1)	68,944

Unrealized appreciation on forward currency contracts (Note 1)	273,716

Prepaid assets	29,683

Total assets	1,154,460,716

LIABILITIES

Payable for investments purchased	9,033,486

Payable for shares of the fund repurchased	1,184,443

Payable for compensation of Manager (Note 2)	543,262

Payable for custodian fees (Note 2)	16,299

Payable for investor servicing fees (Note 2)	290,094

Payable for Trustee compensation and expenses (Note 2)	566,430

Payable for administrative services (Note 2)	4,260

Payable for distribution fees (Note 2)	412,821

Unrealized depreciation on forward currency contracts (Note 1)	69,490

Other accrued expenses	186,258

Total liabilities	12,306,843

Net assets	$1,142,153,873

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,428,576,434

Undistributed net investment income (Note 1)	6,517,136

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(288,624,994)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(4,314,703)

Total — Representing net assets applicable to capital shares outstanding	$1,142,153,873

(Continued on next page)

High Yield Trust 51

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($826,637,740 divided by 108,699,844 shares)	$7.60

Offering price per class A share (100/96.00 of $7.60)*	$7.92

Net asset value and offering price per class B share ($12,837,804 divided by 1,690,725 shares)**	$7.59

Net asset value and offering price per class C share ($53,094,515 divided by 7,051,523 shares)**	$7.53

Net asset value and redemption price per class M share ($13,960,344 divided by 1,826,582 shares)	$7.64

Offering price per class M share (100/96.75 of $7.64)†	$7.90

Net asset value, offering price and redemption price per class R share
($8,617,844 divided by 1,160,247 shares)	$7.43

Net asset value, offering price and redemption price per class Y share
($227,005,626 divided by 30,554,134 shares)	$7.43

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

52 High Yield Trust

Statement of operations Year ended 8/31/16

INVESTMENT INCOME

Interest (including interest income of $247,883 from investments in affiliated issuers) (Note 5)	$68,638,871

Dividends	848,236

Total investment income	69,487,107

EXPENSES

Compensation of Manager (Note 2)	6,071,867

Investor servicing fees (Note 2)	1,685,498

Custodian fees (Note 2)	31,834

Trustee compensation and expenses (Note 2)	85,088

Distribution fees (Note 2)	2,688,777

Administrative services (Note 2)	29,886

Other	468,785

Fees waived and reimbursed by Manager (Note 2)	(15,299)

Total expenses	11,046,436

Expense reduction (Note 2)	(2,356)

Net expenses	11,044,080

Net investment income	58,443,027

Net realized loss on investments (Notes 1 and 3)	(57,220,388)

Net realized gain on swap contracts (Note 1)	1,126,728

Net realized gain on foreign currency transactions (Note 1)	288,995

Net increase from payments by affiliates (Note 2)	6,025

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	110,295

Net unrealized appreciation of investments, and swap contracts during the year	68,107,710

Net gain on investments	12,419,365

Net increase in net assets resulting from operations	$70,862,392

The accompanying notes are an integral part of these financial statements.

High Yield Trust 53

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 8/31/16	Year ended 8/31/15

Operations:
Net investment income	$58,443,027	$64,552,513

Net realized gain (loss) on investments
and foreign currency transactions	(55,798,640)	14,142,104

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	68,218,005	(121,433,718)

Net increase (decrease) in net assets resulting
from operations	70,862,392	(42,739,101)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(44,717,515)	(50,014,866)

Class B	(607,072)	(754,931)

Class C	(2,203,258)	(2,230,568)

Class M	(687,490)	(861,599)

Class R	(456,972)	(587,353)

Class Y	(11,518,306)	(11,777,809)

Increase (decrease) from capital share transactions (Note 4)	6,055,557	(109,641,188)

Total increase (decrease) in net assets	16,727,336	(218,607,415)

NET ASSETS

Beginning of year	1,125,426,537	1,344,033,952

End of year (including undistributed net investment income
of $6,517,136 and $7,883,637, respectively)	$1,142,153,873	$1,125,426,537

The accompanying notes are an integral part of these financial statements.

54 High Yield Trust

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High Yield Trust 55

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From			Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	fees	of period	value (%)[b]	(in thousands)	(%)[c]	(%)	(%)

Class A
August 31, 2016	$7.52	.39	.09	.48	(.40)	(.40)	—	$7.60	6.89	$826,638	1.03[e]	5.43[e]	42
August 31, 2015	8.20	.41	(.67)	(.26)	(.42)	(.42)	—	7.52	(3.27)	849,769	1.00	5.19	47
August 31, 2014	7.88	.43	.33	.76	(.44)	(.44)	—	8.20	9.77	1,058,920	1.01	5.29	51
August 31, 2013	7.76	.49	.11	.60	(.48)	(.48)	—[d]	7.88	7.84	1,060,905	1.02	6.11	51
August 31, 2012	7.39	.51	.38	.89	(.52)	(.52)	—[d]	7.76	12.49	1,200,821	1.02	6.81	46

Class B
August 31, 2016	$7.51	.34	.09	.43	(.35)	(.35)	—	$7.59	6.10	$12,838	1.78[e]	4.69[e]	42
August 31, 2015	8.19	.35	(.67)	(.32)	(.36)	(.36)	—	7.51	(4.02)	14,175	1.75	4.44	47
August 31, 2014	7.86	.37	.33	.70	(.37)	(.37)	—	8.19	9.11	19,427	1.76	4.54	51
August 31, 2013	7.74	.43	.11	.54	(.42)	(.42)	—[d]	7.86	7.05	20,077	1.77	5.34	51
August 31, 2012	7.38	.45	.37	.82	(.46)	(.46)	—[d]	7.74	11.51	20,589	1.77	6.08	46

Class C
August 31, 2016	$7.45	.33	.10	.43	(.35)	(.35)	—	$7.53	6.15	$53,095	1.78[e]	4.64[e]	42
August 31, 2015	8.13	.35	(.67)	(.32)	(.36)	(.36)	—	7.45	(4.05)	40,895	1.75	4.45	47
August 31, 2014	7.81	.37	.33	.70	(.38)	(.38)	—	8.13	9.05	49,810	1.76	4.54	51
August 31, 2013	7.69	.42	.12	.54	(.42)	(.42)	—[d]	7.81	7.10	48,785	1.77	5.36	51
August 31, 2012	7.34	.45	.36	.81	(.46)	(.46)	—[d]	7.69	11.48	55,496	1.77	6.02	46

Class M
August 31, 2016	$7.55	.38	.10	.48	(.39)	(.39)	—	$7.64	6.73	$13,960	1.28[e]	5.17[e]	42
August 31, 2015	8.23	.39	(.67)	(.28)	(.40)	(.40)	—	7.55	(3.55)	13,755	1.25	4.93	47
August 31, 2014	7.90	.41	.33	.74	(.41)	(.41)	—	8.23	9.55	22,440	1.26	5.04	51
August 31, 2013	7.78	.47	.11	.58	(.46)	(.46)	—[d]	7.90	7.50	20,741	1.27	5.84	51
August 31, 2012	7.41	.49	.38	.87	(.50)	(.50)	—[d]	7.78	12.16	20,501	1.27	6.56	46

Class R
August 31, 2016	$7.36	.37	.09	.46	(.39)	(.39)	—	$7.43	6.68	$8,618	1.28[e]	5.18[e]	42
August 31, 2015	8.03	.38	(.65)	(.27)	(.40)	(.40)	—	7.36	(3.47)	11,037	1.25	4.94	47
August 31, 2014	7.72	.40	.32	.72	(.41)	(.41)	—	8.03	9.53	12,336	1.26	5.04	51
August 31, 2013	7.61	.46	.11	.57	(.46)	(.46)	—[d]	7.72	7.60	12,462	1.27	5.83	51
August 31, 2012	7.26	.48	.37	.85	(.50)	(.50)	—[d]	7.61	12.17	10,744	1.27	6.54	46

Class Y
August 31, 2016	$7.36	.40	.09	.49	(.42)	(.42)	—	$7.43	7.18	$227,006	.78[e]	5.66[e]	42
August 31, 2015	8.04	.42	(.66)	(.24)	(.44)	(.44)	—	7.36	(3.03)	195,796.75		5.47	47
August 31, 2014	7.73	.44	.33	.77	(.46)	(.46)	—	8.04	10.16	181,102.76		5.54	51
August 31, 2013	7.63	.49	.11	.60	(.50)	(.50)	—[d]	7.73	8.03	182,624.77		6.30	51
August 31, 2012	7.28	.52	.37	.89	(.54)	(.54)	—[d]	7.63	12.71	164,060.77		7.01	46

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

56 High Yield Trust	High Yield Trust 57

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

The accompanying notes are an integral part of these financial statements.

58 High Yield Trust

Notes to financial statements 8/31/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2015 through August 31, 2016.

Putnam High Yield Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek high current income. Capital growth is a secondary goal when consistent with achieving high current income. The fund invests mainly in bonds that are obligations of U.S. companies, are below-investment-grade in quality (sometimes referred to as “junk bonds”), and have intermediate- to long-term maturities (three years or longer). Under normal circumstances, the fund invests at least 80% of the fund’s net assets in securities rated below-investment-grade. This policy may be changed only after 60 days’ notice to shareholders. The fund may also invest in other debt instruments, including loans. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M (effective November 1, 2015), class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees.

High Yield Trust 59

If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign

60 High Yield Trust

securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk, for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk, for gaining exposure to specific sectors and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the

High Yield Trust 61

fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $247,577 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $54,742 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Prior to September 22, 2016, the fund participated in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and the same unsecured uncommitted line of credit. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee (0.04% prior to September 22, 2016) and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% (0.16% prior to September 22, 2016) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

62 High Yield Trust

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At August 31, 2016, the fund had a capital loss carryover of $239,040,739 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$1,050,608	$5,790,782	$6,841,390	*

94,579,015	N/A	94,579,015	August 31, 2017

137,620,334	N/A	137,620,334	August 31, 2018

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $49,519,572 recognized during the period between November 1, 2015 and August 31, 2016, to its fiscal year ending August 31, 2017.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

These differences include temporary and/or permanent differences from late year loss deferrals, and from defaulted bond interest. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $381,085 to increase undistributed net investment income and $381,085 to increase accumulated net realized loss.

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The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$44,861,011
Unrealized depreciation	(49,289,380)

Net unrealized depreciation	(4,428,369)
Undistributed ordinary income	8,396,840
Capital loss carryforward	(239,040,739)
Post-October capital loss deferral	(49,519,572)
Cost for federal income tax purposes	$1,135,554,180

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.720%	of the first $5 billion,	0.520%	of the next $50 billion,

0.670%	of the next $5 billion,	0.500%	of the next $50 billion,

0.620%	of the next $10 billion,	0.490%	of the next $100 billion and

0.570%	of the next $10 billion,	0.485%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.564% of the fund’s average net assets.

Putnam Management has contractually agreed, through December 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $15,299.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

Putnam Management has agreed to reimburse the fund $6,025 for a compliance exception which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net

64 High Yield Trust

assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

Effective September 1, 2016, Putnam Investor Services, Inc. will receive fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that include (1) a per account fee for each retail account of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,255,898	Class R	13,157

Class B	19,686	Class Y	306,131

Class C	70,373	Total	$1,685,498

Class M	20,253

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $2,265 under the expense offset arrangements and by $91 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $784, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$2,006,160	Class M	64,780

Class B	125,819	Class R	42,017

Class C	450,001	Total	$2,688,777

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $48,051 and $1,079 from the sale of class A and class M shares, respectively, and received $6,652 and $1,061 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

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A deferred sales charge of up to 1.00% and 0.40% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $4 and no monies on class  A and class  M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$426,390,252	$421,207,503

U.S. government securities (Long-term)	—	—

Total	$426,390,252	$421,207,503

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 8/31/16		Year ended 8/31/15

Class A	Shares	Amount	Shares	Amount

Shares sold	25,227,778	$181,550,011	21,338,215	$168,941,686

Shares issued in connection with
reinvestment of distributions	5,348,287	38,492,978	5,439,190	42,750,858

	30,576,065	220,042,989	26,777,405	211,692,544

Shares repurchased	(34,896,539)	(251,459,816)	(42,858,782)	(338,226,004)

Net decrease	(4,320,474)	$(31,416,827)	(16,081,377)	$(126,533,460)

	Year ended 8/31/16		Year ended 8/31/15

Class B	Shares	Amount	Shares	Amount

Shares sold	235,873	$1,699,374	209,508	$1,646,924

Shares issued in connection with
reinvestment of distributions	75,398	541,605	83,585	656,254

	311,271	2,240,979	293,093	2,303,178

Shares repurchased	(508,746)	(3,648,281)	(777,339)	(6,121,444)

Net decrease	(197,475)	$(1,407,302)	(484,246)	$(3,818,266)

	Year ended 8/31/16		Year ended 8/31/15

Class C	Shares	Amount	Shares	Amount

Shares sold	5,359,223	$38,261,770	2,379,281	$18,533,108

Shares issued in connection with
reinvestment of distributions	273,717	1,956,922	253,599	1,975,958

	5,632,940	40,218,692	2,632,880	20,509,066

Shares repurchased	(4,071,889)	(28,933,302)	(3,272,214)	(25,449,662)

Net increase (decrease)	1,561,051	$11,285,390	(639,334)	$(4,940,596)

66 High Yield Trust

	Year ended 8/31/16		Year ended 8/31/15

Class M	Shares	Amount	Shares	Amount

Shares sold	638,041	$4,641,703	433,364	$3,432,855

Shares issued in connection with
reinvestment of distributions	86,356	625,195	99,086	783,161

	724,397	5,266,898	532,450	4,216,016

Shares repurchased	(718,960)	(5,185,559)	(1,436,721)	(11,157,488)

Net increase (decrease)	5,437	$81,339	(904,271)	$(6,941,472)

	Year ended 8/31/16		Year ended 8/31/15

Class R	Shares	Amount	Shares	Amount

Shares sold	353,796	$2,489,483	464,753	$3,572,833

Shares issued in connection with
reinvestment of distributions	63,395	445,705	75,259	578,810

	417,191	2,935,188	540,012	4,151,643

Shares repurchased	(757,359)	(5,461,240)	(575,418)	(4,420,872)

Net decrease	(340,168)	$(2,526,052)	(35,406)	$(269,229)

	Year ended 8/31/16		Year ended 8/31/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	17,362,492	$122,807,578	31,278,631	$241,420,023

Shares issued in connection with
reinvestment of distributions	1,602,644	11,292,372	1,500,232	11,524,968

	18,965,136	134,099,950	32,778,863	252,944,991

Shares repurchased	(15,027,087)	(104,060,941)	(28,690,407)	(220,083,156)

Net increase	3,938,049	$30,039,009	4,088,456	$32,861,835

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$42,679,199	$423,174,270	$405,987,793	$247,883	$59,865,676

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

High Yield Trust 67

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$10,700,000

Centrally cleared credit default contracts (notional)	$20,800,000

Warrants (number of warrants)	4,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

	Net assets —		Net assets —
	Unrealized		Unrealized
Credit contracts	appreciation	$—	depreciation	$1,613,431*

Foreign exchange
contracts	Receivables	273,716	Payables	69,490

Payables, Net
assets — Unrealized
Equity contracts	Investments	52,454	depreciation	—

Total		$326,170		$1,682,921

* Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for		Forward
as hedging instruments under		currency
ASC 815	Warrants	contracts	Swaps	Total

Credit contracts	$—	$—	$1,126,728	$1,126,728

Foreign exchange contracts	—	308,635	—	308,635

Equity contracts	(42,051)	—	—	(42,051)

Total	$(42,051)	$308,635	$1,126,728	$1,393,312

68 High Yield Trust

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for		Forward
as hedging instruments under		currency
ASC 815	Warrants	contracts	Swaps	Total

Credit contracts	$—	$—	$(734,276)	$(734,276)

Foreign exchange contracts	—	108,979	—	108,979

Equity contracts	53,628	—	—	53,628

Total	$53,628	$108,979	$(734,276)	$(571,669)

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Capital Inc. (clearing broker)	Goldman Sachs International	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	Total

Assets:

Centrally cleared credit default contracts§	$68,944	$—	$—	$—	$—	$68,944

Forward currency contracts#	—	2,228	14,748	28,406	228,334	273,716

Total Assets	$68,944	$2,228	$14,748	$28,406	$228,334	$342,660

Liabilities:

Centrally cleared credit default contracts§	—	—	—	—	—	—

Forward currency contracts#	—	—	69,490	—	—	69,490

Total Liabilities	$—	$—	$69,490	$—	$—	$69,490

Total Financial and Derivative Net Assets	$68,944	$2,228	$(54,742)	$28,406	$228,334	$273,170

Total collateral received (pledged)†##	$—	$—	$—	$—	$228,334

Net amount	$68,944	$2,228	$(54,742)	$28,406	$—

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

High Yield Trust 69

Federal tax information (Unaudited)

The fund designated 0.88% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 0.88%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2017 will show the tax status of all distributions paid to your account in calendar 2016.

70 High Yield Trust

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

High Yield Trust 71

Paul L. Joskow
Born 1947, Trustee since 1997
Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler
Born 1949, Trustee since 2006 and Vice Chair since 2016
Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson
Born 1945, Trustee since 1984
Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III
Born 1951, Trustee since 1984
Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens
Born 1942, Trustee from 1997 to 2008 and since 2009
Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: Prior to April 2014, served as Director of TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*
Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009
Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2016, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

72 High Yield Trust

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
James F. Clark (Born 1974)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments	Vice President and BSA Compliance Officer
and Putnam Management	Since 2002
Director of Operational Compliance,
Michael J. Higgins (Born 1976)	Putnam Investments and Putnam
Vice President, Treasurer, and Clerk	Retail Management
Since 2010
Manager of Finance, Dunkin’ Brands (2008–	Nancy E. Florek (Born 1957)
2010); Senior Financial Analyst, Old Mutual Asset	Vice President, Director of Proxy Voting
Management (2007–2008); Senior Financial	and Corporate Governance, Assistant Clerk,
Analyst, Putnam Investments (1999–2007)	and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

High Yield Trust 73

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	Government Money Market Fund*
Emerging Markets Equity Fund	High Yield Advantage Fund
Equity Spectrum Fund	High Yield Trust
Europe Equity Fund	Income Fund
Global Equity Fund	Money Market Fund*
International Capital Opportunities Fund	Short Duration Income Fund
International Equity Fund	U.S. Government Income Trust
Investors Fund
Low Volatility Equity Fund	Tax-free Income
Multi-Cap Core Fund	AMT-Free Municipal Fund
Research Fund	Intermediate-Term Municipal Income Fund
Strategic Volatility Equity Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

74 High Yield Trust

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your	RetirementReady® 2020 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

High Yield Trust 75

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

76 High Yield Trust

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Robert E. Patterson	Principal Accounting Officer,
Marketing Services	George Putnam, III	and Assistant Treasurer
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	W. Thomas Stephens	Susan G. Malloy
Boston, MA 02109		Vice President and
	Officers	Assistant Treasurer
Custodian	Robert L. Reynolds
State Street Bank	President	James P. Pappas
and Trust Company		Vice President
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	Mark C. Trenchard
Ropes & Gray LLP	Principal Executive Officer, and	Vice President and
	Compliance Liaison	BSA Compliance Officer
Independent Registered
Public Accounting Firm	Steven D. Krichmar	Nancy E. Florek
KPMG LLP	Vice President and	Vice President, Director of
	Principal Financial Officer	Proxy Voting and Corporate
Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam High Yield Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN034
302488 10/16

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2016	$86,194	$ —	$7,000	$ —
August 31, 2015	$83,626	$ —	$6,750	$ —

For the fiscal years ended August 31, 2016 and August 31, 2015, the fund's independent auditor billed aggregate non-audit fees in the amounts of $7,000 and $6,750 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

August 31, 2016	$ —	$ —	$ —	$ —

August 31, 2015	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Yield Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 28, 2016

By (Signature and Title):

/s/S teven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: October 28, 2016